                                    Portions denoted with asterisks (****)
                                    have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


                          TECHNOLOGY ESCROW AGREEMENT

     This Technology Escrow Agreement ("Escrow Agreement") is between Applied Materials, Inc., having a place of business in Santa Clara, California ("Applied"); and Therma-Wave, Inc., having a place of business in Fremont, California ("Therma-Wave"); and ****, a Delaware corporation, having a place of business at **** ("Escrow Agent").

                                   RECITALS

     A. Applied and Therma-Wave have entered into a Development and Cooperation Agreement (the "Development Agreement") dated as of July 24, 2000 pursuant to which Therma-Wave will develop certain metrology tool applications, and Applied and Therma-Wave have entered into a Global Supply Agreement (the "Supply Agreement") dated as of July 24, 2000 pursuant to which Therma-Wave has agreed to manufacture and supply certain products (the "Products") to Applied, and Applied has agreed to designate Therma-Wave as a Preferred Partner for the Products.

     B. The Supply Agreement requires Therma-Wave and Applied to enter into an escrow agreement that provides for Therma-Wave's deposit of all materials required to manufacture the Products with an escrow agent for release to Applied in certain circumstances.

     Now, Therefore, the parties agree as follows:

                                   AGREEMENT

     1.  Escrow Materials.  "Escrow Materials" means all materials required to
         ----------------
manufacture the Products, in form and content sufficient to enable Applied (or persons contracting with Applied) to assume manufacturing of Products without any material delay, including but not limited to the materials identified in
Schedule 1 (Escrow Materials) to this Agreement.  All Escrow Materials must be
----------
in English.


     2.  Deposits.  Within ten (10) days after the acceptance by Applied of each
         --------
Product for manufacturing pursuant to the terms and conditions in each applicable Development Plan, Therma-Wave will deliver to the Escrow Agent a copy of the Escrow Materials in existence as of the date of execution of this Agreement (the "Initial Deposit"). In addition, within thirty (30) days after Therma-Wave completes any substantial modification to any Product or to the methods of manufacturing any Product or any update, enhancement, or revision of the information or materials comprising the Escrow Materials, Therma-Wave will deliver a complete set of updated Escrow Materials for such Product (a "Subsequent Deposit") to the Escrow Agent. Notwithstanding the foregoing, Therma-Wave will make a Subsequent Deposit containing the then-current set of Escrow Materials for all Products at least once every six (6) months and at such other times as Applied may reasonably request, including upon the addition of each new Product under the Supply Agreement. Once deposited with the Escrow Agent, no Escrow Materials will be destroyed or released except as provided in Paragraph 6 (Term) or Paragraph 8 (Delivery of Escrow Materials to Applied).
-----------           -----------

     3.  Receipt by Escrow Agent.  Therma-Wave will furnish to the Escrow Agent
         -----------------------
a packing list in triplicate describing the Initial Deposit and each Subsequent Deposit. The Escrow Agent will issue a receipt for all Escrow Materials received and forward copies of such receipts and packing lists to both Applied and Therma-Wave.

     4.  Storage of Materials; Inspection.  The Escrow Agent will establish
         --------------------------------
under its control a receptacle for the purpose of storing the Escrow Materials in safekeeping in an appropriate physical facility and will allow the inspection of the Escrow Materials by Applied to confirm that each Deposit is complete or, at Applied's request and expense, will perform such inspection itself. Any inspection by Applied will be done in the presence of an authorized representative of the Escrow Agent. Applied will notify Therma-Wave at least ten (10) days before any requested inspection and Therma-Wave will have the right to attend the inspection. Authorized representatives of the Escrow Agent will have access to the Escrow Materials to the extent necessary for the Escrow Agent to perform its obligations under this Escrow Agreement.

     5.  Records.  The Escrow Agent will keep complete written records of the
         -------
activities undertaken and the materials prepared and delivered to the Escrow Agent pursuant to this Escrow Agreement. Therma-Wave or Applied will be entitled at reasonable times during normal business hours, and upon reasonable notice to the Escrow Agent, to inspect the records of the Escrow Agent with respect to the Escrow Materials.

     6.  Term.  This Escrow Agreement will be effective upon execution by all
         ----
three parties and will terminate only if and when (a) (i) all of the Escrow Materials are delivered to Applied pursuant to Paragraph 8 (Delivery of Escrow
                                               -----------
Materials to Applied) and (ii) any arbitration initiated under Paragraph 13.1
                                                               --------------
(Escrow Release Arbitration) has been completed (unless the result of such arbitration is that the Escrow Materials are to be returned to the Escrow Agent, in which case this Escrow Agreement will remain in effect), (b) if no Release Notice has then been delivered, upon the expiration of the last warranty period for the last Product delivered under the Supply Agreement, (c) Applied and Therma-Wave deliver to the Escrow Agent a joint notice of termination, directing the Escrow Agent to deliver the Escrow Materials to one or the other of them, or
(d) any arbitration instituted under Paragraph 13.2 (Competition Arbitration)
                                     --------------
has been completed with a finding in favor of Therma-Wave, and Therma-Wave notifies the Escrow Agent that it wishes to terminate this Escrow Agreement and directs the Escrow Agent to return the Escrow Materials to Therma-Wave. Upon the expiration or termination of this Agreement for an event that does not result in the delivery of the Escrow Materials to Applied, the Escrow Materials will be promptly returned to Therma-Wave.

     7.  Release Events.  The following events ("Release Events") will give
         --------------
Applied the right to receive a single copy of the Escrow Materials from the Escrow Agent pursuant to Paragraph 8 (Delivery of Escrow Materials to Applied):
                         -----------

         (a) Discontinue Supply or Support. Therma-Wave notifies Applied that Therma-Wave will no longer manufacture or supply any Product to Applied, or Therma-Wave otherwise ceases to manufacture any Product (in which case Applied will receive only the Escrow Materials related to the affected Product or Products);

                                                     **** CONFIDENTIAL TREATMENT

          (b) Insolvency or Bankruptcy. Therma-Wave dissolves, liquidates, or ceases to function as a going concern or conduct business in the ordinary course or becomes insolvent, admits in writing its inability to pay its debts as they become due, files for any form of bankruptcy, has an involuntary bankruptcy petition filed against it which is not discharged within sixty (60) days, makes an assignment for the benefit of creditors, or becomes the subject of a petition for reorganization or receivership;

          (c) Termination. Any termination by Applied of the Supply Agreement for Default (as defined therein);

          (d) Breach of Obligations. Any breach by Therma-Wave of its obligations under the Supply Agreement (including without limitation any failure to provide warranty support) that remains uncured after the specific cure period defined in the Supply Agreement (or thirty (30) days after written notice of breach from Applied if no cure period is specified therein), or Therma-Wave's failure or inability to meet committed delivery dates set forth in the Supply Agreement resulting from any force majeure event (even if such event would otherwise excuse Therma-Wave from performance of delivery obligations);

          (e) Change in Control with Listed ****. Therma-Wave's entering into a Change in Control (as defined in Paragraph 22) transaction
                                                  ------------
               with a Listed **** (as defined in Paragraph 22);
                                                 ------------

          (f) Change in Control Generally. Therma-Wave's entering into a Change in Control transaction with any party (other than a Listed ****) if within thirty (30) days after such Change in Control transaction the acquiror or successor does not give written assurance to Applied, which assurance is reasonably satisfactory to Applied, that it will (i) guarantee an uninterrupted supply of Integrated Metrology Tools (as defined in the Supply Agreement) to fill all of Applied's orders in accordance with the terms of the Supply Agreement for the following two (2) years and (ii) comply with the exclusivity terms set forth in the Development Agreement; or

          (g) Repeated Failure. Without limiting the foregoing, Therma-Wave fails consistently to deliver Products to Applied meeting the applicable warranty and quality standards in the quantities required in accordance with the capacity requirements agreed upon pursuant to the Supply Agreement.

                                                    **** CONFIDENTIAL TREATMENT

     8.   Delivery of Escrow Materials to Applied.
          ---------------------------------------

          (a) The Escrow Agent agrees, and is hereby specifically authorized, to provide the Escrow Materials to Applied immediately upon written notice by Applied (a "Release Notice") that one or more of the Release Events described in Paragraphs 7(a)-(f) has occurred, and to provide Therma-Wave
                  -------------------
     with a copy of the Release Notice. The Release Notice must identify which Release Event or Release Events have occurred.

          (b)  Upon the occurrence of a Release Event described in Paragraph
                                                                   ---------
     7(g), if no other Release Events have occurred, Applied shall deliver a
     ----
     Release Notice to the Escrow Agent and Therma-Wave stating that such Release Event has occurred. If Therma-Wave provides contrary instructions in writing to the Escrow Agent within ten (10) days after delivery of the Release Notice is effective under Paragraph 19, the Escrow Agent shall not deliver a copy of the Escrow Materials to Applied. Upon receipt of contrary instructions from Therma-Wave, the Escrow Agent shall continue to store the Escrow Materials until the earlier of receipt of joint instructions signed by Applied and Therma-Wave, resolution pursuant to Paragraph 13 (Arbitration), termination of this Agreement, or the Escrow
     ------------
     Agent's receipt of a Release Notice under Paragraph 8(a).  If the Escrow
                                               --------------
     Agent does not receive contrary instructions from Therma-Wave within this ten (10) day period, the Escrow Agent agrees and is authorized to release the Escrow Materials to Applied immediately upon expiration of such ten
     (10) day period.

     9.   Bankruptcy.  Therma-Wave and Applied acknowledge that this Escrow
          ----------
Agreement is an "agreement supplementary to" the Supply Agreement as provided in
Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). Therma-Wave acknowledges that if Therma-Wave, as a debtor in possession or a trustee in bankruptcy in a case under the Bankruptcy Code, rejects the Supply Agreement or this Escrow Agreement, Applied may elect to retain its rights under the Supply Agreement and this Escrow Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of Applied to Therma-Wave or the Bankruptcy Trustee, Therma-Wave or such Bankruptcy Trustee will not interfere with the rights of Applied as provided in the Supply Agreement and this Escrow Agreement, including the right to obtain the Escrow Materials.

     10.  License Grant.  Therma-Wave hereby grants to Applied and its
          -------------
Affiliates a non-exclusive, perpetual and irrevocable, worldwide, nontransferable (except as provided below in this Paragraph), fully paid-up, royalty-free license (including the right to sublicense), under all of Therma-Wave's applicable intellectual property rights, to use, reproduce, modify, improve, and distribute the Escrow Materials and to use, make, have made (by any party other than a ****, except as provided below), offer for sale, sell, service, and import the Products. Applied agrees that it will refrain from exercising its rights under the foregoing license unless and until a Release Event has occurred. Without limiting the foregoing, Applied will have the right to transfer or sublicense any and all of its rights under the foregoing license to its Affiliates or in connection with a sale of all or a part of Applied's business, except that Applied will not have the right to transfer or sublicense such rights without Therma-Wave's (or Therma-Wave's successor's) consent to a **** (except as provided below). With respect to any third party that becomes a **** after the effective date of the Development Agreement, if Applied has a supply agreement with such third party as of the date that such third party

                                                    **** CONFIDENTIAL TREATMENT

becomes a ****, the foregoing restrictions on Applied's engaging **** to make Products for Applied and on Applied's sublicensing the foregoing rights to **** shall not apply to such third party.

     11.  Delivery Site; Title.  Delivery of the Escrow Materials to Applied, or
          --------------------
return of the Escrow Materials to Therma-Wave, will be at the offices of the Escrow Agent ****, unless special delivery instructions concerning delivery elsewhere are furnished to the Escrow Agent by the party authorized hereunder to receive the Escrow Materials. Title to copies of the Escrow Materials will pass
(a) to the Escrow Agent, upon delivery thereof to the Escrow Agent when deposits are made pursuant to Paragraph 2 (Deposits), and (b) to Applied, upon delivery
                     -----------
thereof to Applied pursuant to Paragraph 8 (Delivery of Escrow Materials to
                               -----------
Applied).


     12.  Obligations of Escrow Agent.  The Escrow Agent acknowledges that the
          ---------------------------
Escrow Materials contain confidential and proprietary information of Therma-Wave and Applied. Accordingly, except as otherwise expressly provided in this Agreement, the Escrow Agent will not disclose, provide, or otherwise make available to any third party the Escrow Materials without the prior written consent of Therma-Wave and Applied. The Escrow Agent will be responsible for the acceptance, storage, and delivery of the Escrow Materials in accordance with the terms of this Escrow Agreement and for the exercise of due diligence in accordance with the high level of care accorded fiduciary obligations. Except as provided in Paragraph 4 (Storage of Materials; Inspection), the Escrow Agent
               -----------
will have no obligation or responsibility (a) to verify that the Escrow Materials deposited with the Escrow Agent by Therma-Wave do, in fact, consist of those items that Therma-Wave is obligated to deliver under this Escrow Agreement or (b) to verify the existence, relevance, completeness, currency, or accuracy of the Escrow Materials. The Escrow Agent will be entitled to act in good faith reliance upon any written instruction, instrument, or signature believed in good faith to be genuine and to assume in good faith that any person purporting to give any writing, notice, advice, or written instruction in connection with, or relating to, this Escrow Agreement has been duly authorized to do so.

     If the Escrow Agent is, for any reason, uncertain of its obligation to deliver the Escrow Materials to Applied pursuant to Paragraph 8(a), it will
                                                    --------------
deliver such materials to Applied and initiate a binding arbitration pursuant to Paragraph 13.1 (Arbitration) to resolve the uncertainty. If the arbitrator
--------------
determines that the Escrow Materials should not have been delivered to Applied, Applied will return the original Escrow Materials to the Escrow Agent and certify in writing that it has destroyed any copies it made of such Escrow Materials. Except as expressly provided in this Escrow Agreement, the Escrow Agent agrees that it will not divulge or disclose or otherwise make available to any third party, or make any use whatsoever, of the Escrow Materials, or any information deposited with it by Therma-Wave in connection with this Escrow Agreement, without the express prior written consent of Therma-Wave.

     13.  Arbitration.
          ------------

          13.1 Escrow Release Arbitration. If (a) after the Escrow Agent's delivery of the Escrow Materials to Applied pursuant to Paragraph 8(a)
                                                             --------------
     (Delivery of Escrow Materials to Applied), any dispute arises concerning the delivery of the Escrow Materials to Applied by the Escrow Agent, or (b) Escrow Agent receives contrary instructions from Therma-Wave within the time period set forth in Paragraph 8(b) with respect to the Release Event
                              --------------
     specified in Paragraph 7(g), such dispute will be settled by binding
                  --------------
     arbitration before a single arbitrator selected in accordance with the rules of the American Arbitration Association ("AAA"), to take place in Santa Clara County, California, within thirty (30) days following Applied's delivery of a Release Notice to the Escrow Agent pursuant to Paragraph 8
                                                                  -----------
     (Delivery of Escrow Materials to Applied), in accordance with the rules of commercial arbitration of the AAA. The arbitrator will be instructed to determine solely whether or not a Release Event has occurred and to render a determination within fifteen (15) days after the end of the hearing. Judgment upon the determination rendered by the arbitrator may be entered in any court having jurisdiction.

          13.2  Direct Competition Arbitration.  If (a) a dispute arises under
     Section 4.4 of the Development Agreement regarding whether or not Applied's activities specified in the notice delivered by Therma-Wave under such
     Section 4.4 constitute the direct competition with Therma-Wave described in such Section 4.4, and (b) the thirty (30) day period described in Section 4.4(a) of the Development Agreement elapses and at the end of such period the parties have not resolved such dispute and Applied has not cured the problem by ceasing the activities described in such Therma-Wave notice, then Therma-Wave may institute a binding arbitration hereunder to resolve such dispute. Such dispute will be settled by binding arbitration before a single arbitrator selected in accordance with the rules of the American Arbitration Association ("AAA"), to take place in Santa Clara County, California, within thirty (30) days following the expiration of the initial thirty (30) day period described in Section 4.4(a) of the Development Agreement, in accordance with the rules of commercial arbitration of the AAA. The arbitrator will be instructed to determine solely whether or not the activities specified in Therma-Wave's notice delivered under Section
     4.4 of the Development Agreement constitute the direct competition described in such Section 4.4 and to render a determination within fifteen
     (15) days after the end of the hearing. Judgment upon the determination rendered by the arbitrator may be entered in any court having jurisdiction.

     14.  Indemnity.  Applied and Therma-Wave jointly and severally agree to
          ---------
defend and indemnify the Escrow Agent and to hold the Escrow Agent harmless from and against any and all claims, actions, and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and any other expense of any other nature including, without limitation, settlement costs incurred by the Escrow Agent on account of any good faith act or omission of the Escrow Agent, in respect of, or with regard to, this Escrow Agreement except as to the Escrow Agent's breach of its obligations specified in Paragraphs 4 (Storage of Materials; Inspection) and
                             ------------
12 (Obligations of Escrow Agent).
--

     15.  Compensation.  The Escrow Agent will be compensated as set forth on
          ------------
Schedule 2 (Fee Schedule) attached hereto.  The fees set forth in Schedule 2
----------                                                        ----------
(Fee Schedule) are for Escrow Agent's ordinary services as escrow holder. If the Escrow Agent is required to perform any additional or extraordinary services as a result of being escrow holder, including intervention in any litigation or proceeding, the Escrow Agent will receive, upon prior written approval of the parties responsible for payment of Escrow Agent's fees and expenses, reasonable compensation for such services and will be reimbursed for such costs incurred, including reasonable attorneys' fees. All costs and expenses for establishing and maintaining the escrow, including the Escrow Agent's fees and expenses, will be borne by Applied.

                                                   **** CONFIDENTIAL TREATEMENT

     16.  Discharge of Escrow Agent.  The Escrow Agent may resign and be
          -------------------------
discharged from its duties or obligations hereunder by giving notice in writing of such resignation to Therma-Wave and Applied specifying a date when such resignation will take effect, which date must be at least sixty (60) days after the date of receipt of such notice. Prior to the effective date of such resignation, Therma-Wave will arrange for the services of a new escrow agent selected by Applied, and Therma-Wave and Applied agree to execute and deliver another escrow agreement with the new escrow agent having substantially the same terms as this Escrow Agreement. When Therma-Wave notifies the Escrow Agent of the name and address of the new escrow agent, the Escrow Agent will forward the Escrow Materials to the new escrow agent.

     17.  Modification.  These escrow instructions are irrevocable except as
          ------------
they may be revoked or modified by written consent of Applied, Therma-Wave and the Escrow Agent, jointly.

     18.  Governing Law.  This Escrow Agreement will be governed by the laws of
          -------------
the State of California as such laws apply to agreements entered into and to be performed entirely within California by California residents.

     19.  Notice.  All notices required by this Escrow Agreement will be
          ------
sufficiently given:

     (a)  upon delivery, if given in person with a signed receipt;

     (b) if given by facsimile transmission, upon acknowledgment of receipt of electronic transmission; or

     (c) if given by a nationally recognized overnight courier service, one (1) business day after deposit with such service.

     All such notices will be addressed as follows:

     If to Applied:     ****
                        Vice President and General Manager,
                        Factory Efficiency Technologies
                        Applied Materials, Inc.
                        3535 Garret Drive m/s 10071
                        Santa Clara, Ca.  95054
                        Phone: (408) 748-****
                        Fax: (408) 563-****
     With a copy to:
                        ****, Managing Director
                        Applied Materials, Inc.
                        3050 Bowers Avenue, m/s 0105
                        Santa Clara, CA  95054
                        Telephone:  (408) 235-****
                        Telecopy:  (408) 986-****

     If to Therma-Wave:  Therma-Wave, Inc.
                         1250 Reliance Way
                         Fremont, CA 94539
                         Tel. No.: (510) 668-2215
                         Fax:  (510) 226-6834
                         Attention:  L. Ray Christie

     With a copy to:
                         Therma-Wave, Inc.
                         1250 Reliance Way
                         Fremont, CA 94539
                         Tel. No.: (510) 668-2228
                         Fax:  (510) 226-6834
                         Attention:  Martin A. Schwartz

     If to Escrow Agent:
                         ****

or to such other person or address as the parties may from time to time designate in a writing delivered pursuant to this Paragraph 19 (Notice).
                                                  ------------

          20.  Severability.  If any provision of this Escrow Agreement is
               ------------
unenforceable or invalid under any applicable law, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and such unenforceable or invalid provision will be changed and interpreted so as to best accomplish the objectives of such provision within the limits of applicable law or applicable court decisions.

          21.  Waiver.  The failure of any party to require performance by
               ------
another party of any provision will not affect the full right to require such performance at any time thereafter, nor will the waiver by any party of a breach of any provision of this Escrow Agreement by any other party be taken or held to be a waiver of the provision itself.

          22.  Definitions.
               -----------

          (a) All capitalized terms not expressly defined in this Agreement that are expressly defined in the Supply Agreement have the meanings stated in the Supply Agreement.

          (b) For purposes of this Agreement, "Change in Control" of Therma-Wave means the occurrence of any of the following:

                                                     **** CONFIDENTIAL TREATMENT

          (i) a sale of assets representing more than fifty percent (50%) of the net book value or of the fair market value of Therma-Wave's consolidated assets (in a single transaction or in a series of related transactions);

          (ii) a merger or consolidation involving Therma-Wave or any subsidiary of Therma-Wave after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation involving Therma-Wave, the shareholders of Therma-Wave immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or comparable successor rules), directly or indirectly, outstanding voting securities representing less than fifty percent (50%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger involving Therma-Wave or a subsidiary of Therma-Wave, the shareholders of Therma-Wave immediately prior to the completion of such merger beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than fifty percent (50%) of the combined voting power of the surviving entity in such merger and less than fifty percent (50%) of the combined voting power of the parent of the surviving entity in such merger;

          (iii) an acquisition by any person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by Therma-Wave or an Affiliate of Therma-Wave and other than in a merger or consolidation of the type referred to in clause "(ii)" of this sentence, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of Therma-Wave representing at least fifty percent (50%) of the combined voting power of Therma-Wave (in a single transaction or series of related transactions); or

          (iv) in the event that the individuals who, as of the effective date of the Supply Agreement, are members of Therma-Wave's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of Therma-Wave's Board of Directors and are replaced by members proposed or supported by any of the Listed **** (as such term is defined below). (If the election, or nomination for election by Therma-Wave's shareholders, of any new member of the Board of Directors is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board of Directors will be considered as a member of the Incumbent Board.)

     (c) For purposes of this Agreement "Listed ****" means, collectively, the entities listed on Schedule 3.1, and their respective successors and
                   ------------
Affiliates. Applied may in its sole discretion from time to time by notice to Therma-Wave add or remove entities from the list of Listed **** on
Schedule 3.1; provided that the number of Listed **** listed on Schedule 3.1
                                                                ------------
shall never exceed ****.

     (d) For purposes of this Agreement "****" means, collectively, the entities listed on Schedule 3.2, and their respective successors and Affiliates. Therma-Wave

                                                     **** CONFIDENTIAL TREATMENT

may in its sole discretion from time to time by notice to Applied add or remove entities from the list of **** on Schedule 3.2; provided that the number of
                                  ------------
**** listed on Schedule 3.2 shall never exceed ****.
               ------------

     23.  Counterparts.  This Escrow Agreement may be executed in counterparts
          ------------
each of which will be deemed an original, but all of which will constitute one and the same instrument.

     24.  Survival.  The following provisions will survive any termination of
          --------
this Agreement or partial termination of this Agreement with respect to a portion of the Escrow Materials delivered pursuant to Paragraph 8 (Delivery of
                                                      -----------
Escrow Materials to Applied): Paragraphs 10 (License Grant), 13 (Arbitration),
                              -------------                  --
14 (Indemnity), 18 (Governing Law), 19 (Notice), 20 (Severability), 21 (Waiver),
--              --                  --           --                 --
23 (Counterparts) and 25 (Entire Agreement).
--                    --

     25.  Entire Agreement.  This Escrow Agreement, together with any schedule
          ----------------
hereto, and the Development Agreement and Supply Agreement, constitute the entire agreement between the parties with respect to the subject matter hereof. This Escrow Agreement supersedes oral, written, or other communications concerning the subject matter of this Escrow Agreement. The terms of this Escrow Agreement may not be altered, amended, or modified except in a writing signed by a duly authorized representative of each party, except that Applied and Therma-Wave may agree in writing to modify the Release Events or the Escrow Materials required to be placed and held in escrow hereunder, and the Escrow Agent's consent to any such amendment will not be required provided that a copy of any such amendment is furnished to the Escrow Agent.

     In Witness Whereof, the parties have caused this Escrow Agreement to be executed as of the last date written below.

THERMA-WAVE, INC.                          APPLIED MATERIALS, INC.

By: _________________________              By: ________________________

Title:_______________________              Title:______________________

Date: _______________________              Date:_______________________


ESCROW AGENT: ****

                                   SCHEDULE 1
                                ESCROW MATERIALS



 1. Best known methods for making and using Integrated Metrology Tools, including, without limitation, related processes and their characterization

 2.  Drawings

 3.  Schematics

 4. Specifications, including, without limitations, OEM procurement specifications

 5. Design data, including documents, reports, etc. and decisions on design changes and components selection, through product release and continuous improvements

 6. Source code owned by Therma-Wave (excluding third party source code) and related documentation for software, including, without limitation, algorithms, control and communications architecture, design specifications, variable lists and definitions, descriptions of the compiler used and specifics of the coding language

 7.  Operating, diagnostic and reference manuals

 8.  Testing suites for manufacturing and field installation

 9.  Testing programs

10. Specialized test equipment and specialized manufacturing equipment and tooling

11.  Manufacturing documents complying with appropriate standards

12. Safety, maintenance and troubleshooting information, including, without limitation, incident histories and known workarounds

13.  Results of tests

14.  Production and supplier qualification data

15. Technical papers (published and unpublished) and internal studies and memoranda relating to Therma-Wave's Integrated Metrology Tools

16. Comprehensive bills of materials, identifying all qualified suppliers for each respective part or process and current pricing for all piece parts and procured parts from existing suppliers

17.  Standards for manufacturing all components

18. Facilitization manuals, spare parts lists and other service data and procedures relating to Integrated Metrology Tools

19.  CE mark, Underwriters Laboratories and Semi S2-93 compliance documentation

20. All other appropriate information relevant to the use of Therma-Wave's Integrated Metrology Tools, including, without limitation, information relevant to the performance of any process or to the performance or manufacturing of equipment.

                                   SCHEDULE 2
                                  FEE SCHEDULE


Escrow Agent:        ****

Re:   Escrow Agreement # _______, dated __________________________

1.    Initial Acceptance Fee (One Time Only)              $ 1,125.00
          Due Upon Execution of the Escrow Agreement

      2.  Custom Escrow Agreements                        Priced by Proposal

      Amend Existing Agreement                            Priced by Proposal

3.    Annual Storage Fee
          Safe Deposit Box Storage                        $   525.00
               (Volume up to 10" X 10" X 24")

          Larger Units Available

          (Total First Year's Fees = $1,650.00)

4.    Account Administration/Maintenance
          Clerical (One hour minimum per year)            $    30.00/Hr.
          Officer Level (As required)                     $    75.00/Hr.
          Termination Fee (per Deposit Account)           $   150.00
               Shipping additional
          Bi-Annual Account Status Report (as Requested)  $    50.00/ea.
          Verification Services (Variable Depth)          Ask for quote

5.    Registration of Additional Licensees To Multiple Licensee Escrow
          First Licensee                                  No Charge
          Additional Licensees - Initial Registration     $   125.00 ea.
          Annual Fee Per Licensee Thereafter              $    25.00 ea.
          Licensee Termination                            $    25.00 ea.

6.    Bonded Courier Service - Pick-up/Delivery
          Quote based on Location

7.    Outside Costs
          Cost Plus 10%, as Incurred

Prices subject to change without notice.                      Effective 10/01/99

                                                    **** CONFIDENTIAL TREATMENT

                                   SCHEDULE 3
                                  ***********



Schedule 3.1 -- Listed ****

****


Schedule 3.2 - ****

****